SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                      February 20, 1998 (February 9, 1998)
                      ------------------------------------

                             LOWE'S COMPANIES, INC.
                             ----------------------
               (Exact name of registrant as specified in charter)

North Carolina                   0-94                            56-0578072
---------------              -----------                        -------------
(State or other              (Commission                        (IRS Employer
jurisdiction of              File Number)                    Identification No.)
incorporation)


            P.O. Box 1111
   North Wilkesboro, North Carolina                        28656-0001
   --------------------------------                        ----------
(Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (336) 658-4000
                                                          -----------------

                                 Not Applicable
                                 --------------
          (former name or former address if changed since last report)

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                               Page 1 of 4 pages.
                        Exhibit Index appears on page 4.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibits are filed in connection with the Registrant's offer and sale on February 9, 1998 of $300,000,000 principal amount of 6 7/8% Debentures due February 15, 2028 (the "Debentures") pursuant to its Shelf Registration Statements on Form S-3 (File No. 333-14257 and File No. 333-42733). The Debentures were issued under the Amended and Restated Indenture, dated December 1, 1995, between the Registrant and The First National Bank of Chicago, as trustee.

         Exhibits

         1.1 Purchase Agreement, dated February 4, 1998, among Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Lehman Brothers Inc., Morgan Stanley & Co. Incorporated and Lowe's Companies, Inc.

         4.1 Amended and Restated Indenture, dated December 1, 1995, between Lowe's Companies, Inc. and The First National Bank of Chicago, as trustee (filed as Exhibit 4.1 to the Current Report on Form 8-K of Lowe's Companies, Inc., filed on December 15, 1995, and incorporated by reference herein).

         4.2 Form of Lowe's Companies, Inc. 6 7/8% Debentures due February 15, 2028.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              LOWE'S COMPANIES, INC.



Date: February 20, 1998                       /s/ Richard D. Elledge
                                              ----------------------------------
                                              Name: Richard D. Elledge
                                              Title: Senior Vice President/
                                                       Assistant Secretary

                                  EXHIBIT INDEX

         1.1 Purchase Agreement, dated February 4, 1998, among Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Lehman Brothers Inc., Morgan Stanley & Co. Incorporated and Lowe's Companies, Inc.

         4.1 Amended and Restated Indenture, dated December 1, 1995, between Lowe's Companies, Inc. and The First National Bank of Chicago, as trustee (filed as Exhibit 4.1 to the Current Report on Form 8-K of Lowe's Companies, Inc., filed on December 15, 1995, and incorporated by reference herein).

         4.2 Form of Lowe's Companies, Inc. 6 7/8% Debentures due February 15, 2028.